                                                                    EXHIBIT 99.1

                                    [PHOTO]


                           FORWARD-LOOKING STATEMENT

Certain matters discussed in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such matters involve risk and uncertainty, and there can be no assurance that the results described in such forward-looking statements will be realized. For example, discussions regarding the size and number of commercial buildings, residential units, development timetables, development approvals and the ability to obtain approvals, anticipated price ranges of developments, the number of units that can be supported upon full build-out of development, the number and price of anticipated land sales, and the absorption rate and expected gain on land sales are forward-looking statements. Such statements are based on current expectations and are subject to certain risks. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, the company's actual performance may differ materially from that indicated or suggested by any forward-looking statement contained in this presentation. Additional risk factors that may cause actual results to differ materially from those expressed in forward-looking statements contained in this press release are described in various documents filed by the company with the U.S. Securities and Exchange Commission, including the company's Annual Report on Form 10-K for the year ended December 31, 1999.

                                  For 60 years,
                        The St. Joe Company bought land.

                            For the past three years,
                      we have been working to increase its
                                     VALUE.


                                 Today, St. Joe
                      represents one of the most exciting
                            investment opportunities
                         in the real estate industry...

                             or any other industry.

                                   It's about
                               scarcity, demand,

                              and value creation.


SCARCITY

-        80 percent of Floridians live within 10 miles of the coast.

-        A significant portion of that land is already developed.


                                     [MAP]


(Source: Florida Trend; BEBR, Univ. of Florida; ESRI; United States Government; State of Florida; U.S. Census Bureau)

SCARCITY

Scarcity of beachfront is pushing up value of near-coast waterfront. With rapidly diminishing supply, Southeast beachfront lot prices are increasing dramatically.


                                    [GRAPH]


(Source: Real Estate Information Services; Permar & Ravenal, Inc. May 2000; beachfront average for Naples, Kiawah, Sea Pines, Rosemary Beach and Destiny. Near beach waterfront average is for Kiawah.)


DEMAND

                            72,000,000 Baby Boomers:
                               many in transition
                                and on the move.

DEMAND

                             Over the next 10 years
                       more Boomers will move to Florida
                              than any other state

                         creating unprecedented demand.

(Source: U.S. Census Bureau; BEBR, University of Florida; Rosen Consulting)


DEMAND

                   In the first decade of the new millennium,
                        almost 10 percent of U.S. growth
                              will be in Florida.

(Source: U.S. Census Bureau; BEBR, University of Florida; Rosen Consulting)

ST. JOE HAS LAND

St. Joe owns approximately 1,000,000 acres

         -        50,000 coastal acres
         -        39 miles of coastline
         -        5 miles of white-sand beaches
         -        256 miles of near-coast waterfront
         -        Hundreds of thousands of outdoor recreation acres
         -        Estimated cost per acre: $100

St. Joe has a significant portion of coastal Florida left to develop.


ST. JOE HAS THE SKILL

                      St. Joe has the place-making skills
                             that create value and
                               push value inland.

ST. JOE IS CREATING INVENTORY

                              11,000 housing units
                            with complete regulatory
                               approvals in hand.

                              And much more coming.

(A 10-Year inventory depending on absorption rate.)


ST. JOE KNOWS THE MARKET

                           St. Joe participates in a
                        Florida real estate transaction
                                every 5 minutes
                             of every working day.

(on average)

OPPORTUNITY

                          Scarcity, demand and St. Joe

                                 have converged
                          to create a new opportunity
                         in Florida's Great Northwest.


OPPORTUNITY

                          It's a brand new Florida...

                           And every part of St. Joe
                            is working to turn that
                           opportunity into reality.

                                    [PHOTO]


BABY BOOMER DEMAND

                              A great migration of
                               people and wealth
                                  is underway.

BABY BOOMER DEMAND

Historically, the median age of second home buyers is 43 and their spending power peaks at age 46.


                                     [GRAPH]


(Source: H.S. Dent Foundation; Roper Starch Worldwide; The Wall Street Journal, May 9, 2000)

BABY BOOMER DEMAND

4.7 million people turn 40 this year - more than at any time in history with new records coming year after year...


                                     [GRAPH]


(Source: US News & World Report, H.S. Dent Foundation)

BABY BOOMER DEMAND

This massive Baby Boomer generation -- currently people between the ages of 36 and 54 -- is driving demand and prices for vacations and second homes to new heights.


                                     [GRAPH]


(Source: H.S. Dent Foundation; The Wall Street Journal, May 9, 2000)


BABY BOOMER DEMAND

Real estate buyers are usually visitors first.


                                     [GRAPH]


(Source: Rosen Consulting)

BABY BOOMER DEMAND

Florida continues to attract more Baby Boomers than any other state, keeping population growth well above the national average.


                                     [GRAPH]


(Source: U.S. Census, Rosen Consulting)


BABY BOOMER DEMAND

550 move to Florida every day, and they are buying homes.


                                     [GRAPH]


(Source: Florida Trend, Rosen Consulting, data Includes Single Family, Apt. Condos, and Co-ops)

BABY BOOMER DEMAND

Florida ranks first over California and Texas in new homes.

                            1999 RESIDENTIAL PERMITS

Rank              State             Nov - 99
1.                FLORIDA            143,800
2.                Texas              134,611
3.                California         122,958
4.                Georgia             83,692
5.                North Carolina      78,884
6.                Arizona             58,917
7.                Ohio                52,691
8.                Michigan            49,599
9.                Illinois            49,430
10.               Virginia            49,060

(Source: Rosen Consulting)


BABY BOOMER DEMAND

They are coming younger, healthier and wealthier.


                                     [GRAPH]


(Source: Rosen Consulting)

BABY BOOMER DEMAND

Florida's population growth is translating into new jobs and demand for new places to work.


                                     [GRAPH]


(Source: Bureau of Labor Statistics)


BABY BOOMER DEMAND

Florida's economic growth is diverse and broad-based.


RANK     METROPOLITAN AREA          DEC. 1999         LAST 3 MONTHS (ANNUALIZED)
1.       Las Vegas, NV                 6.3%                      6.2%
2.       Atlanta, GA                   5.5%                      8.3%
3.       Tucson, AZ                    5.4%                      6.2%
4.       TAMPA, FL                     5.4%                      6.2%
5.       WEST PALM BEACH, FL           5.3%                      2.7%
6.       Austin, TX                    5.1%                      6.5%
7.       Charleston, SC                5.0%                      3.6%
8.       ORLANDO, FL                   4.5%                      4.9%
9.       SARASOTA, FL                  4.1%                      2.8%
10.      Fort-Worth, TX                4.1%                      3.6%
11.      Columbia, SC                  3.7%                      1.1%
12.      Riverside, CA                 3.7%                      3.5%
13.      Richmond, VA                  3.5%                      3.9%
14.      Dallas, TX                    3.4%                      2.8%
15.      JACKSONVILLE, FL              3.4%                      2.9%

          MSA EMPLOYMENT GROWTH - 5 OF THE TOP 15 SMSA'S ARE IN FLORIDA
                   RANKED BY YEAR OVER YEAR PERCENTAGE GROWTH

(Source: Rosen Consulting)

                                     [PHOTO]


LARGE-SCALE DEVELOPMENT OPPORTUNITIES

- Florida is the nation's fourth largest state with projections taking it to number three

- The 10-mile coastal zone already contains 80 percent of Florida's population

-        A large part of that coastal zone is already developed

- Scores of government entities have huge holdings in Florida and environmentally sensitive land cannot be developed

- Only a small portion of coastal Florida remains available for large-scale development


                                      [MAP]


(Source: ESRI, Florida Natural Areas Inventory, Florida Trend, Rosen Consulting)

LARGE-SCALE DEVELOPMENT OPPORTUNITIES

-        Most of that is owned by St. Joe

- St. Joe also owns hundreds of thousands of acres outside this coastal zone suitable for outdoor recreation and timber.


                                      [MAP]


(Source: ESRI, Florida Natural Areas Inventory, Florida Trend, Rosen Consulting)


LARGE-SCALE DEVELOPMENT OPPORTUNITIES

The size of the St. Joe's land holdings is approximately the same as the developed area from:

- Ft. Pierce to Coral Cables

- The size of Long Island, New York


                                      [MAP]

LARGE SCALE DEVELOPMENT OPPORTUNITY

                       St. Joe owns a significant portion
                          of the remaining developable
                            coastal lands in Florida.


                              The Ft. Myers Model:

                          For Growth in Florida's Great
                                    Northwest

THE FT. MYERS MODEL

In the late 1970's, Ft. Myers and Southwest Florida were sleepy and remote.


                                     [PHOTO]


(Source: Fishkind & Associates)


THE FT. MYERS MODEL

After the construction of Interstate 75 and the Southwest Florida Regional Jetport, the Ft. Myers MSA grew at an astonishing rate.


                                     [PHOTO]


(Source: EDAW)

THE FT. MYERS MODEL

The Ft. Myers economy doubled in size, then doubled again... and keeps on growing.


                               Real Taxable Sales
                                     [GRAPH]


(Source: EDAW; BEBR, University of Florida, data in millions of 1992 dollars; Florida Department of Revenue)


THE FT. MYERS MODEL

Population growth in Ft. Myers far outpaced the state and nation.


                           Permanent Population Growth
                                     [GRAPH]


                              Permanent Households
                                     [GRAPH]


(Source: EDAW; BEBR, University of Florida; Bureau of Economic Analysis, U.S. Department of Commerce)

THE FT. MYERS MODEL

Southwest Florida Regional Jetport became the nation's fastest growing airport.


                               Total Enplanements
                                     [GRAPH]


(Source: Lee County Port Authority)


THE FT. MYERS MODEL

Today, Northwest Florida and Panama City are better positioned for growth than Fort Myers was in 1975.

         -        Population

         -        Demographics

         -        Economic base


                                     [PHOTO]


Panama City - Ft. Myers

THE FT. MYERS MODEL

Panama City is much closer to feeder markets.


                                      [MAP]


(Source: EDAW, Fishkind Associates)

THE FT. MYERS MODEL

The number of people and households in Panama City today is equivalent to those in Ft. Myers 1975.


                                     [GRAPH]


(Source: EDAW; Fishkind & Associates; BEBR, University of Florida - Northwest Florida Fort Myers MSA)

THE FT. MYERS MODEL

Compared with Ft. Myers 1975, Panama City's population today is more concentrated in their prime economic years.

Panama City 2000 today has larger service sector than Fort Myers 1975.


                    Percent of Population 20-55 Years of Age
                                     [GRAPH]


(Source: EDAW; Fishkind & Associates; BEBR, University of Florida - Northwest Florida Fort Myers MSA)


THE FT. MYERS MODEL

The average Panama City 2000 resident earns 33 percent more today (after adjusting for inflation) than his/her counterpart in Ft. Myers 1975.

Panama City 2000 has a larger labor force than Fort Myers 1975.


                              Real Per Capita Income
                                     [GRAPH]


(Source: EDAW; Fishkind & Associates; BEBR, University of Florida, data in thousands of 1992 dollars - Northwest Florida Fort Myers MSA)

THE FT. MYERS MODEL

Infrastructure improvements helped fuel Ft. Myers growth.

- After 1975, the expansion of Ft. Myers airport, the extension of I-75, and the creation of health care, tourism, and other amenities improved the economic vibrancy of the SW Florida area.


                                Total Passengers
                                     [GRAPH]


(Source: Federal Aviation Administration)


THE FT. MYERS MODEL

                                Expensive. Nice.
          And, from a large scale real estate development perspective:

                                      DONE.


                                     [PHOTO]


                   Enter St. Joe and Florida's Great Northwest

                                     [PHOTO]


PLACE-MAKING

                            People have demonstrated
                             a willingness to pay a
                            premium for true places.

PLACE-MAKING

Place-making creates value.

         -        True places are unique.
         -        True places have their own personality, character and feel.
         -        True places can't be recreated anywhere else.


FLORIDA'S GREAT NORTHWEST

The region has critical mass in place.

                                    [PHOTO]

         -        Population of 600,000

         -        9 million visitor nights annually

         -        3 airports with commercial airline service

         -        Interstate Highway I-10

         -        Broadband backbone

         -        World class water and outdoor recreation

                Some of the most beautiful beaches on the planet

ST. JOE'S GREAT NORTHWEST


                                     [PHOTO]


                  -        1,000,000 acres

                  -        39 miles of Gulf of Mexico coast

                  -        256 miles of waterfront


INFRASTRUCTURE IMPROVEMENTS FUEL GROWTH

- Proposed highway system to link region with proposed Panama City airport and markets in other parts of the country.

-        Infrastructure enhances value of land holdings:

         -        Airports

         -        Highways

         -        Healthcare

         -        Education


                                      [MAP]


(St. Joe Proposal)

FLORIDA'S GREAT NORTHWEST

- In August 2000, the FAA approved a feasibility study recommending moving the Panama City-Bay County Int'l Airport

-        Site selection by year-end

- One of the sites being considered is an area almost entirely owned by St. Joe


                                      [MAP]


(St. Joe Proposal)


                                     [PHOTO]

FLORIDA'S GREAT NORTHWEST

-        Cost to develop approximately $9 million

-        Revenue upon completion approximately $38 million

-        Provided early indication of:

         -        value of land

         -        value creation potential


                               [THE RETREAT LOGO]
                                      [MAP]


The Retreat


FLORIDA'S GREAT NORTHWEST

-        The Retreat provided a hint of the value potential in Florida's Great
         Northwest.


                               [THE RETREAT LOGO]
                                     [PHOTO]


The Retreat

FLORIDA'S GREAT NORTHWEST

-        If the Retreat provided the appetizer...

-        WaterColor is the entree

-        Approvals in place for all residential development

-        Lot sales began 2Q 2000

-        Earnings start now


                               [WATERCOLOR LOGO]
                                     [PHOTO]


WaterColor


FLORIDA'S GREAT NORTHWEST

-        499-acre resort community with WaterColor Inn

-        1,100 homes

- Beach club, boathouse, aquatic center, tennis, fitness facility, open areas and parks


                               [WATERCOLOR LOGO]
                                     [PHOTO]


WaterColor

FLORIDA'S GREAT NORTHWEST

-        First phase: 212 residences and 20,000 square feet of commercial space

- First release (April 2000): 24 lots and 4 Town Center residences contracted

-        First day of sales: Deposits for units worth $8.6 million


                               [WATERCOLOR LOGO]
                                     [PHOTO]


WaterColor


FLORIDA'S GREAT NORTHWEST

- Second release (Aug 2000): 22 premium Gulf-front residential units sold at an average price of $1.22 million

-        First beachfront lot sold for $28,333 a front foot


                               [WATERCOLOR LOGO]
                                     [PHOTO]


WaterColor

FLORIDA'S GREAT NORTHWEST


                              BEACHFRONT LOT SALES
                                     [GRAPH]


PLACE-MAKING

- Seaside, the 80-acre built-out community adjacent to WaterColor, provides a foundation for value creation

-        Nice

-        Expensive

-        Done

-        WaterColor's 499 acres wraps around Seaside


                                     SEASIDE
                                     [PHOTO]

                                     [PHOTO]


Seaside

PLACE-MAKING

-        Integrated into WaterColor

-        Small, upscale luxury hotel

-        Located on some of the most beautiful beaches in the world

-        Construction starts scheduled for Summer 2000; expected completion 2002


                             [WATERCOLOR INN LOGO]
                                     [PHOTO]


WaterColor Inn


PLACE-MAKING

-        More than a mile of stunning white sand beachfront

-        First Tom Fazio championship golf course nearing completion

-        Begins contributing modestly in 2Q 2001


                                   WATERSOUND
                                     [PHOTO]


WaterSound

PLACE-MAKING

-        325-acre residential and resort community

-        Luxury beachfront and lakefront condos

-        Along with single-family cottages; complements WaterColor


                                   WATERSOUND
                                     [PHOTO]


WaterSound


PLACE-MAKING

-        Beachfront retail, dining and entertainment master-planned development

-        Over 9 million annual visitor nights

-        Phase one projected to begin in 2001


                                    PIER PARK
                                     [PHOTO]


Panama City Beach

PLACE-MAKING

-        Tallahassee, Florida

-        Land for 4,250 homes on 3,800 acres

-        Commercial and retail space

-        Begins contributing to earnings in 2Q 2001


                                [SOUTHWOOD LOGO]
                                     [PHOTO]


Tallahassee


GREAT NORTHWEST OPPORTUNITIES

Additional beachfront and near-beach opportunities coming in 2003 and beyond:

         -        Mexico Beach

         -        St. Joe Beach

         -        SummerCamp

         -        Lake Powell

         -        Commercial and industrial region-wide

MORE FLORIDA OPPORTUNITIES

-        Planning underway for 4,300 acres

-        South of Jacksonville in path of growth

-        4 miles of riverfront along the most beautiful parts of the river

-        Contracts for sale on 12 riverfront lots expected to close 4Q 2000

-        10 additional lots to be released for sale in 4Q 2000


                                [RIVERTOWN LOGO]
                                     [PHOTO]


St. Johns County


MORE FLORIDA OPPORTUNITIES

-        Located near Orlando

-        1,859-acre mixed-use planned community

-        4,000 single-family homes

-        Championship golf course

-        Begins contributing to earnings in second half of 2001


                                 VICTORIA PARK
                                     [PHOTO]


De Land

MORE FLORIDA OPPORTUNITIES

-        3-story, 310,000 SF Class-A, suburban office building

-        Sale expected 4Q 2000/ 1Q 2001


                                      NCCI
                                     [PHOTO]


Boca Raton

MORE FLORIDA OPPORTUNITIES

-        Premier 1.2-acre site in Coral Gables

-        Sale planned after lease-up

-        16-story, 224,000 SF class-A office tower


                                  355 Alhambra
                                     [PHOTO]


Coral Gables

                                     [PHOTO]


OPPORTUNITIES

St. Joe owns a significant portion of the remaining private developable coastal lands in Florida.

Scarcity, demand and St. Joe have converged to create a new opportunity in Florida's Great Northwest.

And every part of St. Joe is working to turn that opportunity into reality.


                                      [MAP]


(Source: ESRI, Florida Natural Areas Inventory, Florida Trend, Rosen Consulting)

EXECUTING OUR STRATEGY

-        Real estate development focus
         -        Arvida
                  -        Arvida Realty Services
         -        St. Joe Commercial
                  -        Advantis
         -        St. Joe Hospitality Development

-        St. Joe then and now

-        Completed disposition and transfer of Storehouse

-        Value transformation, creation and realization of:
         -        Timberland
         -        Conservation Land
         -        St. Joe Land

-        Summary of early results


                                     [PHOTO]


                                     [PHOTO]


                              St. Joe Then and Now:
                     Progress and Transformation in One Year

ST. JOE - THEN

1998 Annual Report Message:
"Two St. Joe's"

         -        Real Estate Operating Company

         -        Storehouse of Value Businesses


                                     [PHOTO]


ST. JOE - THEN

Strategic issues from the Storehouse assets:

         -        Complex business mix

         -        Difficult to understand

         -        Need to realize "locked up" asset values

         -        Need to rationalize capital and ownership structure

PROGRESS SINCE THEN

Monetizing the Storehouse

-        Sugar - Sold in 1999 for $153 million

-        Timber - Sold 13,275 acre Sumatra tract in July 1999 for $743 per acre

-        Equity Securities - forward sale 4Q 1999

-        Spun off equity interest in FLA to shareholders 10/9/00

- Announced the sale of several large tracts of land for conservation, including 8,840 acres to the State of Florida for $16.2 million and a contract to sell 15,505 acres of Georgia swampland to The Nature Conservancy for $30 million


                                     [PHOTO]


ST. JOE - NOW

Annual report today:
"Say goodbye to the `Storehouse of Value' businesses."

         -        Real Estate Operating Company

         -        Sharply improving profitability and prospects

         - Formed St. Joe Land Company in conjunction with land and timber management strategy to transform, create and realize value


                                     [PHOTO]

ST. JOE NON-COASTAL TIMBER HOLDINGS

Total of 914,409 acres

-        Major efforts underway to reallocate to highest and best use.


                  Northwest Florida St. Joe Land Classification
                                      [MAP]


(Classifications may change)


LAND HOLDINGS - STRATEGY EVOLUTION

Pre - 1997

Managed all land for timber

         -        Principally to supply pulp to the Port St. Joe paper mill

         -        The Port St. Joe mill was sold in 1996 for $323 million

                  -        It saved production during a pricing low point

                  - It helped our forest age and grow toward higher product value

                  -        It removed a horrible smell from our beaches


                                     [PHOTO]

LAND HOLDINGS - STRATEGY EVOLUTION

1997 to mid -1999

- Managed timberlands for periodic income and to increase value of planted timber

-        Prepared for bulk sales of timberlands

         -        Worldwide decline of pulp prices

         -        Glut of timber for sale in Southeast

         -        1998 closure of Port St. Joe mill

                  -        Eliminated 1.8 million tons of annual consumption

                  - Created huge local supply/demand imbalance for production and infrastructure


                                     [PHOTO]


TIMBERLAND PROCESS

Increase local demand for timber

- Major forest products company purchased tract in St. Joe timber holdings

         -        New OSB mill site

         -        Opening expected late 2002

         -        Consumption projected at 900,000 tons per year

                  -        St. Joe contracted to supply 450,000 tons

                  -        Expected to supply total of 600,000 tons

         -        Smurfitt Panama City Mill

                  - Proposed multi-year contract to deliver 750,000 tons annually


                                     [PHOTO]


                                     [PHOTO]

CONSERVATION LANDS PROGRESS

- Hired respected Conservation Land expert from The Nature Conservancy to manage disposition of St. Joe's conservation land

- Florida's Document Stamp Tax has generated funds for the purchase of environmental land


                                     [PHOTO]


CONSERVATION LANDS PROGRESS

- Florida's Conservation and Recreational Land (CARL) list identifies priorities for purchase by the state

         -        St. Joe owns 10 of the top 50 parcels

- Currently, St. Joe has activity underway to sell additional parcels totaling over 80,000 acres in 2001 and 2002

         - 88 thousand acres in various stages of preparation or negotiation

                  -        Closings started in 3Q 2000 and will continue in 2001
                           and 2002


                                     [PHOTO]


                                     [PHOTO]

THE ST. JOE LAND COMPANY

Strategic Principles

-        Maximize value

         -        Neighbors

         -        Secluded home-sites

         -        Ranches

         -        Quail plantations

         -        Fishing camps

         -        Commercial uses

-        Use St. Joe Timberland Company to enhance value of land for sale

- Create internal competition with St. Joe Conservation Land sales to engender highest value

- Create external competition and more buyers through division of major tracts


                                     [PHOTO]


                                     [PHOTO]


ST. JOE LAND PROGRESS

-        4Q 1999 generated pretax gains of $3.1 million


- 1Q 2000 sales generated pretax gains of $17.9 million, including sale of 3,600 acres at $3,200 per acre to Ted Turner

-        2Q 2000 sales generated pretax gains of $14.7 million


-        3Q 2000 sales generated pretax gains of $9.6 million


-        Increase acreage for sale by St. Joe Land Company

                                                                    EXHIBIT 99.1


ST. JOE LAND PROSPECTS

Key Objectives

         -        300,000 - 500,000 acres to The St. Joe Land Company

         -        Year-end 2000: $100 million of product listed

         -        Year-end 2001: $200 million of product listed

                                 EARLY RESULTS

                                    [PHOTO]

NET EBITDA PER SHARE - CONSOLIDATED

                                     [GRAPH]


Sale of Conservation Lands

NET EBITDA PER SHARE - JOE ONLY


                                    [GRAPH]


Sale of Conservation Lands

NET EBITDA - JOE ONLY AS REPORTED


                                ($ in millions)

                                    [GRAPH]


Sale of Conservation Lands

NET EBITDA PER SHARE - JOE ONLY


                        Excludes Sugar & Transportation

                                     [GRAPH]

Sale of Conservation Lands

NET EBITDA GUIDANCE - JOE ONLY


         - 4Q 2000 - Comfortable with analysts estimates of $0.32 to $0.33 per share

         - 2001 - Strong results fueled by increased sales volume at residential real estate operations in Northwest Florida and strong sales at St. Joe Land Company

         - Our goal is to repurchase, on average, over a million shares per quarter over the next several quarters


                All projections exclude conservation land sales.

STOCK REPURCHASE


                          Total Stock Purchase Program
                           through September 30, 2000

                              Pre-Spin           Pre-Spin
                               Shares          Average Price      Total Cost
Authorization                 Purchased          Per Share       (in millions)
--------------               -----------       -------------     -------------
Authorization 1               6,485,311           $23.13             $150.0
Authorization 2                 636,955           $27.95             $ 17.8
Total                         7,122,266           $23.56             $167.8

STOCK BUYBACK

- First program - $150 million starts 2Q 1998

- Finishes 1Q 2000

- Second program - $150 million starts 1Q 2000

PLANS

- On average, repurchased over one million shares per quarter over the next several quarters

YTD PRICE PERFORMANCE


                      JOE vs. Indices (through October 16)


                                    [GRAPH]

                                   APPENDIX A
                                     ARVIDA
                                   COMMUNITY
                                  DEVELOPMENT

                                    [PHOTO]

ST. JOE/ARVIDA RESIDENTIAL


                           (As of September 30, 2000)

                                                      WALTON COUNTY                     BAY COUNTY
                                                                      CampCreek
                                       WaterColor    WaterSound          North   Summerwood  Woodrun      Hammocks
----------------------------------------------------------------     ----------------------------------------------
Year Sales Started                           2000        2001             2003       1998       1998       2000
----------------------------------------------------------------     ----------------------------------------------
Year of Completion                           2010        2010             2003       2002       2001       2006
----------------------------------------------------------------     ----------------------------------------------
Acres in Community                            499         256             1203         79         25        143
----------------------------------------------------------------     ----------------------------------------------
Total Planned Units
    Arvida Built                              410         140               20        152         24        475
    Retail Lots/Outside Builder               678         410               --         67         27         --
                                         --------    --------         --------   --------   --------   --------
        Total                                1088         550               20        219         51        475
----------------------------------------------------------------     ----------------------------------------------
Remaining to Be Sold
    Arvida Built                              365         TBD               20         66          5        465
    Retail Lots/Outside Builder               597         TBD               --         --         16         --
                                         --------                     --------   --------   --------   --------
        Total                                 962                           20         66         21        465
----------------------------------------------------------------     ----------------------------------------------
Average Expected House Price             $695,000         TBD         $335,000   $145,000   $225,000   $130,000
----------------------------------------------------------------     ----------------------------------------------
Average Expected Lot Price               $275,000    $320,000                               $ 30,000
----------------------------------------------------------------     ----------------------------------------------
Amenities                                 Resort      Resorts        36 holes of    Pool       None      Tot lots
                                        Beach club   Beach club         golf                            Bike paths
                                        Boat house  Tennis courts
                                       Tennis courts


                                                  BAY COUNTY
                                       Bay Cty                            W. Lake
                                     Lot Program        Huntington         Powell

Year Sales Started                      2000             2001               2004
----------------------------------------------------------------------------------------
Year of Completion                      2016             2005               2018
----------------------------------------------------------------------------------------
Acres in Community                       225              138               1550
----------------------------------------------------------------------------------------
Total Planned Units
    Arvida Built                          --              268               1145
    Retail Lots/Outside Builder          447               --                755
                                    --------         -------------       -------
        Total                            447              268               1900
----------------------------------------------------------------------------------------
Remaining to Be Sold
    Arvida Built                          --              268               1145
    Retail Lots/Outside Builder          432               --                755
                                    --------         ------------        -------
        Total                            432              268               1900
----------------------------------------------------------------------------------------
Average Expected House Price                         $130,000           $260,000
----------------------------------------------------------------------------------------
Average Expected Lot Price          $ 30,000                            $130,000
----------------------------------------------------------------------------------------
Amenities                              None             Pool          18 holes of golf
                                                                         Beach club

                                                                  (ST. JOE LOGO)

                           (As of September 30, 2000)

                                                            GULF COUNTY                               CAPITAL REGION
                                          Dixie Bell
                                            Curve          Mexico Beach      St. Joe Beach      SouthWood        SummerCamp
-----------------------------------------------------------------------------------------------------------------------------------
Year Sales Started                           2001                2003               2004           2000             2003
-----------------------------------------------------------------------------------------------------------------------------------
Year of Completion                           2005                2015               2020           2020             2013
-----------------------------------------------------------------------------------------------------------------------------------
Acres in Community                             80                 946                810          3,200              750
-----------------------------------------------------------------------------------------------------------------------------------
Total Planned Units
    Arvida Built                                1                 150                 --           2707              450
    Retail Lots/Outside Builder               111                 615               1600           1543              150
                                         --------            --------           --------       --------         --------
       Total                                  112                 765               1600           4250              600
-----------------------------------------------------------------------------------------------------------------------------------
Remaining to Be Sold
    Arvida Built                                1                 150                 --           2686              450
    Retail Lots/Outside Builder               111                 615               1600           1528              150
                                         --------            --------           --------       --------         --------
       Total                                  112                 765               1600           4214              600
-----------------------------------------------------------------------------------------------------------------------------------
Average Expected House Price             $965,000            $400,000                          $200,000         $400,000
-----------------------------------------------------------------------------------------------------------------------------------
Average Expected Lot Price               $245,000            $290,000           $160,000       $ 80,000         $185,000
-----------------------------------------------------------------------------------------------------------------------------------
Amenities                                Beach club         Beach club          Beach club     18 holes of golf   Beach club
                                           Marina              Marina             Marina      Pedestrain trails     Marina
                                        Florida Wild       Florida Wild        Florida Wild   Aquatic facility   Pedestrain trails
                                                                                              Tennis facility
                                                                                               Clubhouse (AA)
                                                                                                 Beach club


                                                                    JACKSONVILLE
                                          RiverTown        James Island   St. John's G & CC  Hampton Park
-----------------------------------------------------------------------------------------------------------
Year Sales Started                           2000                1999               2000           2001
-----------------------------------------------------------------------------------------------------------
Year of Completion                           2018                2003               2006           2004
-----------------------------------------------------------------------------------------------------------
Acres in Community                          4,346                 194                820            150
-----------------------------------------------------------------------------------------------------------
Total Planned Units
    Arvida Built                              TBD                 365                533            158
    Retail Lots/Outside Builder               TBD                  --                266             --
                                                             --------           --------       --------
       Total                                                      365                799            158
-----------------------------------------------------------------------------------------------------------
Remaining to Be Sold
    Arvida Built                              TBD                 191                511            158
    Retail Lots/Outside Builder               TBD                  --                256             --
                                                             --------           --------       --------
        Total                                                     191                767            158
-----------------------------------------------------------------------------------------------------------
Average Expected House Price                                 $270,000           $250,000       $270,000
-----------------------------------------------------------------------------------------------------------
Average Expected Lot Price                                                      $ 47,500
-----------------------------------------------------------------------------------------------------------
Amenities                                   Marina          Tennis courts    18 holes of golf
                                       18 holes of golf         Pool             Clubhouse
                                           Clubhouse        Sports fields     Aquatic facility
                                       Aquatic facility        Tot lot          Sports fields
                                          Sports fields                            Tot lots


                                                                  (ST. JOE LOGO)

                           (As of September 30, 2000)

                                                 CENTRAL FLORIDA               MID ATLANTIC
                                        Victoria Park          Perico
-----------------------------------------------------------------------------------------------
Year Sales Started                           2000                2003               2000
-----------------------------------------------------------------------------------------------
Year of Completion                           2011                2009               2008
-----------------------------------------------------------------------------------------------
Acres in Community                          1,859                 225                674
-----------------------------------------------------------------------------------------------
Total Planned Units
    Arvida Built                            2,624                 794                 --
    Retail Lots/Outside Builder               984                  --              2,316
                                         --------            --------            -------
      Total                                 3,608                 794              2,316
-----------------------------------------------------------------------------------------------
Remaining to Be Sold
    Arvida Built                            2,624                 794                 --
Retail Lots/Outside Builder                   984                  --                 --
                                         --------            --------
      Total                                 1,000                 794
-----------------------------------------------------------------------------------------------
Average Expected House Price             $180,000            $600,000
-----------------------------------------------------------------------------------------------
Average Expected Lot Price               $ 60,000                                $37,000
-----------------------------------------------------------------------------------------------
Amenities                            18 holes of golf      Beach club               Pools
                                        Clubhouse        Fitness Center          Clubhouses
                                      Clubhouse (AA)    Aquatic facility        Sports fields
                                    Aquatic facility    Tennis facility       Pedestrian trails
                                       Sports field          Marina


                                                                  (ST. JOE LOGO)